

vinco VENTURES

NASDAQ: BBIG

Be Big.

BUY

Acquisitions is our model. We will seek to acquire one significant brand or tool per quarter to continue to add to the Vinco Portfolio. Our target will evolve with the market, but will remain focused on digital media and consumer product companies.

INNOVATE

By leveraging the internal traffic platform of Honey Badger Media, our brands are able to quickly innovate and determine the highest conversion traffic and target accordingly. Once identified, we scale while maintaining conversions for success.

GROW

More targeted traffic equals more conversions. With the internal growth engines of Vinco, we are able to expedite growth of our acquired brands to reach their target numbers quicker.



vinco VENTURES

Problem

In today's marketplace consumer products companies are seeing transformation never previously imagined. With the existing depletion of physical retail, and the recent Global pandemic, we are seeing consumer behavior change at an exceedingly rapid pace. This has increased the urgency of consumer product companies to identify new and effective distribution. This expensive endeavor has become a risky endeavor for these brands due to the expanding and evolving digital marketplace.

Solution

Data. The solution to digital commerce, is data. Through our acquisition of the Honey Badger Media, we can provide brands the targeted traffic they need to grow. By leveraging this internal resource, we are able to acquire brands at value prices while quickly and efficiently seeing scale come to the brands.

BUSINESS MODEL

We live to buy.

Much like today's consumer, acquisition is an important focus of our daily routine. Vinco Ventures continually seeks to identify potential targets in one of our three tiers. This focus allows us to continually acquire brands that have the ability to scale leveraging our existing growth platforms.

vinco VENTURES

AQUISTIION LEVELS

1

- Generate $20M+ in top line revenue
- Cash Flow Positive
- Fully Operational
- Strong Management Team that would remain
- IP Assets

2

- Brand acquisitions generate $10-19M in top line revenue.
- Cash Flow Positive
- Operational
- IP Assets

3

- Brand acquisitions generate < $9M in top line revenue.
- Cash Flow Neutral
- IP Assets
- Scale-able
- Synergistic with an existing holding

Brands.

Personal Safety and Security with No Monthly Fees.

The 911 Help Now is targeted to today's busy individual as an emergency response pendant. With a direct connection to 911 at the push of a single button, the consumer is connected to the emergency services that they require. With interchangeable AAA batteries and no monthly fee, the 911 pendent provides a level of comfort to consumers of all ages.

- NO MONTHLY FEES
- DIRECT TO 911 2-WAY VOICE
- NATIONWIDE COVERAGE
- ONE-TOUCH USE
- 30-DAY MONEY BACK REFUND
- USES AAA BATTERIES


+PLUS
SOS
911
HELP
NOW

SAFETY & SECURITY ON-THE-GO

Keep you and your loved ones safe no matter where you are with the 911 Help Now® family of products.

NO MONTHLY FEES & NO HIDDEN CHARGES

Our products never have monthly fees or hidden charges! There's no contracts and no commitments, just open the box power up and your ready to go.

AAA BATTERY POWER

Never worry about a battery running dead, or not being able to find your charger. Our 911 Help Now Pendants all run on AAA batteries easily found at all pharmacies and gas stations nationwide.

HMNRTH | Discover, Redefine & Empower

HMNRTH will bridge the gap between the lifestyle and knowledge componenets within the cannabis industry. Whether you're a millennial or an elder, our goal is to educate every HMN while cultivating an experience by providing quality products, branded cutting edge content, and diversified product lines for any purpose. Most importantly, we want our clients to DISCOVER their inner HMN, REDEFINE their inner HMN and EMPOWER their inner HMN.

- **HEMP DERIVED**
- **SUPERIOR QUALITY COMPONENTS**
- **NO ADDED INGREDIENTS**
- **FDA & GMP COMPLIANT**
- **DOSAGE LEVEL**
- **NANO TECHNOLOGY**


HMNRTH
RESTORE
HMNRTH
ENERGIZE
HMNRTH

BROAD-SPECTRUM

Form of CBD where cabbabidiol is extracted along with all other cannabinoids and compounds, except THS which is found in high concentration within cannabis plants.

FULL-SPECTRUM

Form of CBD where cannabidiol is extracted along with other cannabinoids and compounds to experience a much fuller effect of the plant itself, & may have traces of THC.

CBD ISOLATE

Most refined form of CBD usually measured at 99%-100% if extracted correctly and seperated from all other compounds. Pure CBD isolate carries less than 0.03% THC overall.

4KEEPS ROSES

A gift that keeps giving from the Andes Mountains.

The unique technology of preserving 4keeps Roses® allows the rose buds to look natural while keeping their original shape and brightness much longer than fresh-cut flowers. The secret process includes 109 complex preservation steps and 60 days of careful processing. The substances used in the preservation process are 100% safe.


4KEEPS

- **ROSES THAT WON'T WILT**
- **THE WORLD'S TOP FARMS**
- **SHIPS WORLDWIDE**
- **100% SATISFACTION GUARANTEE**
- **LASTS FOR YEARS**
- **PROPRIETARY TREATMENT**

GREAT FOR HOME DECOR

Your roses will arrive fresh and vibrant for your next dinner party. Order the 6 pack, relax and enjoy the compliments!

LOVE THAT LASTS

Preserving a rose preserves the reason that you sent it. Our proprietary treatment extends the excitement in receiving such a symbolic gift.

JOIN THE 4KEEPS CLUB

Members receive special discounts, new products, and more!

PURPLE MOUNTAIN CLEAN

A safe and effective option for your customers and business.



Keep surfaces, hands, and doors clean without the necessity of water or soap! With a 70% alcohol-based formula, our hand sanitizer has a 99.9% efficiency against many of the most common germs that may cause illness. Our gel and liquid formulas have many advantages. Convenient pump or spray dispensers are available in any size.

- **MADE IN THE USA**
- **FDA CERTIFIED #3017397017**
- **70% ALCOHOL FOR ENHANCED PROTECTION**
- **EVAPORATES QUICKLY, LEAVING HANDS FEELING SOFT**
- **GEL OR LIQUID FORMULAS ARE EASY TO APPLY**
- **CRUELTY FREE**
- **PARABEN-FREE AND TRICLOSAN-FREE**

PUSH-TOP, PUMP OR SPRAY DISPENSERS

Our Purple Mountain Clean sanitizers are available in three different dispensing options.

SAFE FOR ALL SKIN TYPES

Our hand sanitizers have been tested to effectively clean all skin types without any of the irritation caused by most sanitizers on the market.

AVAILABLE IN SIX DIFFERENT SIZES

Choose the dispenser size that works best for your needs. Available in 2oz., 4oz., 8oz., 16oz., 32oz., and 1gal.

Focused on keeping medical and consumer industries working safely.

Global Clean Solutions was founded as a special purpose entity in the Personal Protective Equipment Industry during the initial stages of the pandemic in 2020. Our team set out with a simple mission; deliver customers PPE while removing the panic from the pandemic. Global Clean Solutions has created a solid and repeatable foundation and is able to satisfy the needs of both government municipalities and corporations that many companies have tried, and few have succeeded.

- **DIRECT TO FACTORY RELATIONSHIPS**
- **PROPRIETARY HAND SANITIZER READY TO SHIP**
- **FUNDING PROGRAMS AVAILABLE**
- **GOVERNMENT CONTRACT EXPERTISE**
- **OVERSEAS PRODUCTION CAPABILITIES**
- **DISTRIBUTION CENTERS IN LA AND FL**



NITRILE GLOVES

We offer overseas production programs and on the ground inventory to meet your needs.

FACEMASKS

Our direct to factory relationships in the US and abroad offer competitive pricing on the most popular masks.

ADDITIONAL PRODUCTS

Purple Mountain Clean is our proprietary, FDA approved hand sanitizer made in the USA and available in all sizes.

Royalty Streams

Royalty streams are a secondary growth driver of Vinco by allowing revenue generation through non-core brands and IP functionality. Through strategic partnerships we are able to leverage existing assets and IP with zero additional cost risk to the company. These alliances allow for our product and IP to reach non-core markets, and continue to grow revenue without risk.


Goodie Gusher
THE KEY TO PARTY FUN!
PRESSIX
vinco
VENTURES
Pirasta
FOR THE COLORFUL
LILY & GRAY
LIVING
Über Mom

Tools.

A Powerful Engagement Synergy

HONEY BADGER MEDIA + POP! NATION

HONEY BADGER MEDIA

Honey Badger Media is a full service content monetization company focused on brand specific messaging. By leveraging internal assets and long term strategic partners, we are able to design digital campaigns from creation to monetization. Honey Badger Media will assist in growing the Vinco internal brands with a focus on high ROI from both product sales and traffic monetization.

Content

Being real with your audience is the key to engagement. Our content generation capabilities will assist brands and products in creating engaging, revenue generating content quickly allowing the brands to stay current with their followers with minimal time required.

Traffic

The more engaging the content, the better the traffic. Through the use of targeted content generation, we create traffic pipelines that we can "aim" to our brands and targets.

Conversion

The final step to our process is the monetization of traffic. Utilizing both our internal brands as well as strategic partners, we are able to monetize our traffic to generate immediate returns from both product and advertising partners.

POP! NATION

Building Empires for the bold.

SUCCESS IS'NT FOUND, IT'S BUILT.

Influencer Monetization

Pop Nation's proprietary monetization process converts traffic to dollars. With over 371,000,000 visitors on an annual basis we employ content arbitrage to capitalize on our network traffic and leverage a powerful ad stack. This process assures our digital assets generate above standard CPMs. The Pop Nation process generates it's partner brands and influencers significant revenue on an annual basis.


TREY SONGZ


BAM MARGERA

2+ BILLION
VIDEO VIEWS PER MONTH


WAKA FLAKA


MARISSA EVERHART


ADALIA ROSE

82+ MILLION
PARTNER BRANDS ACTIVE FANS

371+ MILLION
UNIQUE VISITORS ANNUALLY

Digital Media Monetization


ORGANIC TRAFFIC
PAID TRAFFIC
INFLUENCER PROMOTES STORIES ON ALL SOCIAL CHANNELS
STORIES TRENDING
NEW SUMMER COLLECTION
POP NATION WEBSITE
BANNER AD
POP! NATION
Vetted Viral Article
INTERSTECIAL AD
INTERSTECIAL AD
SIDE BANNER AD
NATIVE ADS
NATIVE ADS
NATIVE ADS
NATIVE ADS
NATIVE ADS
NATIVE ADS
POWERFUL AD STACK
AD STACK PROVIDED BY AD PROVIDER PARTNERS
HONEY BADGER MEDIA
HOME OF THE INFLUENCER
150 MILLION ACTIVE FANS
MID ROLL VIDEO AD
VIDEOS
INFLUENCER PROMOTES VIDEOS ON ALL SOCIAL CHANNELS
REVENUE GENERATED ON PAGE THROUGH "INFINITE SCROOL" & "PAGE NEXT" BUTTON
HONEY BADGER MEDIA
POP! NATION

MARKETS ON MAIN

Your Portal to Multi-Channel Sales & Distribution

A full-service Sales & Distribution network capable of providing multi-channel sales opportunities and 3PL services. Markets on Main can assist your brand with strategic distribution on National Live Shopping Channels as well as Amazon. Utilizing internal logistics capabilities Markets on Main can dropship your orders with order integration available on all leading platforms.


HSN
QVC
Tell US WHY YOU LOVE IT
1-866-376-8255

SALES & DISTRIBUTION CHANNELS

amazon

Amazon.com, Inc is an American multinational technology company based in Seattle, WA, which focuses on e-commerce, cloud computing, digital streaming, and artificial intelligence. The company has been referred to as "one of the most influential economic and cultural forces in the world," as well as the world's most valuable brand.

HSN

HSN, formerly Home Shopping Network, is a television network owned by the Qurate Retail Group, which also owns catalog company Cornerstone Brands. Based in the Gateway area of St. Petersburg, Florida, United States, the home shopping channel has former and current sister channels in several other countries. HSN also has an online outlet at HSN.com.

Q QVC

QVC (standing for "Quality Value Convenience") is the flagship shopping channel specializing in televised home shopping that is owned by the Qurate Retail Group. Founded in 1986. QVC broadcasts to more than 350 million households in seven countries, including channels in the UK, Germany, Japan, and Italy, along with a joint venture in China with China National Radio called CNR Mall

Original Content: Think it. Create it. Monetize it.

Content is king. Through the creation of original and unique content, we are able to increase both top and bottom line revenue on our Honey Badger and PopNation Platforms. Led by our Emmy Award winning Inventor's show, Everyday Edisons; we will continue to create new shows leveraging pop culture and celebrity influencers. While content is king...Original content is an Ace.


Rose
RANCH
Everyday
EDISONS

Updated Guidance for 2020 for Edison Nation and Edison Nation Medical and PPE performance

COVID-19 has created both opportunity and a considerable amount of uncertainty across many markets including the sourcing and sale of Personal Protective Equipment. While we were initially excited regarding the confirmed orders that we received, we have realized that the supply side of the industry is unable to keep up with the current global demand. In response, we have adjusted our corporate guidance in the PPE space from fiscal year 2020 to include the first two quarters of 2021 to allow sufficient time for delivery. Additionally, we will provide separate detail revenue and margin guidance for all PPE and non PPE business going forward. While we still remain confident in our confirmed demand and ability to supply the products required, we have taken a different approach moving forward due to the uncertainty of timing of production and transportation which has caused the additional time added to our initial guidance.

Revenue Guidance for Fiscal 2021

Current Brand Sales	
911 Help Now Brand:	$7.1M
HMNRTH/Wellness Brand:	$3.8M
Purple Mountain/Global Clean Brand:	$8.2M
4Keeps Roses:	$1.6M
Royalty Streams:	$1.1M
Total Current Brand Sales:	**$21.8**
Current Media/Technology and B to B Sales	
911 Help Now License:	$2.8M
Honey Badger Media:	$6.4M
Edison B to B Sales:	$7.1M
Total Media/Technology and B to B Sales:	**$16.3M**
Target for Additional Sales for 2021 via B.I.G. Strategy of one acquisition per Quarter:	**$17M**

Note: The revenue guidance above does not include sales related to the Cloud B brand as currently those assets are being negotiated for sale and further the estimated revenue related to PPE supplies are anticipated to be recognized on a net revenue basis without including the costs of the shipped products.

CORPORATE OFFICERS

Chris Ferguson
Chairman of the Board & CEO

Brett Vroman
CFO

Brian McFadden
Chief Strategy Officer

INVESTOR RELATIONS

Aimee Carroll
Phone: 866-536-0943
Email: investors@vincoventures.com
Investors.vincoventures.com

CORPORATE OFFICE:

Vinco Ventures, Inc.
1 West Broad Street, Suite 1004
Bethlehem, PA 18018

Forward-Looking Statements and Disclaimers

Certain statements in this announcement are forward-looking statements which are based on the Company's expectations, intentions and projections regarding the Company's future performance, anticipated events or trends and other matters that are not historical facts, including expectations regarding: (i) the Company's long-term targets, goals and strategies; (ii) the expected benefits of the Company's focus on digital monetization; (iii) the future impact of the preemptive actions the Company took in response to the COVID-19 pandemic coupled with its cash flow generation and balance sheet and liquidity profile; (iv) the Company's strategies for each of its segments, including its focus on recurring revenue, its balance sheet and variable cost structure, and the opportunities in the industries the Company serves; (v) the Company's positioning for future growth and its ability to optimize performance of existing businesses, pursue its disciplined acquisition strategy and effectively manage its capital structure; (vi) the fragmentation of the markets in which the Company operates, the acquisition opportunities in those markets, the Company's intent to continue to explore opportunistic acquisitions and the Company's capacity to absorb additional acquisitions; (vii) certain expected 2020 financial results, including the Company's updated guidance for 2020, the assumptions it made and the drivers contributing to its guidance; (viii) the Company's flexibility to capitalize on the current environment and invest in potential strategic opportunities; and (ix) the impacts of the COVID-19 pandemic on the future operating and financial performance of the Company and its customers, the Company's plans and strategies to adapt and respond to the pandemic and the expected impact of those plans and strategies. These statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements, including: (i) economic conditions, competition and other risks that may affect the Company's future performance, including the impacts of the COVID-19 pandemic on the Company's business, markets, supply chain, customers and workforce, on the credit and financial markets, on the alignment of expenses and revenues and on the global economy generally; (ii) the ability to recognize the anticipated benefits of the Company's acquisi-tions, including its ability to successfully integrate and make necessary capital investments to support additional acquisitions, and the Company's ability to take advantage of strategic opportunities; (iii) changes in applicable laws or regulations; (iv) the possibility that the Compa-ny may be adversely affected by other economic, business, and/or competitive factors; and (v) other risks and uncertainties. Given these risks and uncertainties, prospective investors are cautioned not to place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date of such statements and, except as required by applicable law, the Company does not undertake any obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.